The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses. Q4 2023 INVESTOR PRESENTATION

Forward-Looking Statements Cass at a Glance Financial Performance Revenue & Expenses Balance Sheet Capital Leadership and Shareholder Information TABLE OF CONTENTS 2 3 4 6 9 14 19 20 www.cassinfo.com / © 2023 Cass Information Systems

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. FORWARD LOOKING STATEMENTS 3www.cassinfo.com / © 2023 Cass Information Systems

4www.cassinfo.com / © 2023 Cass Information Systems CASS AT A GLANCE

OVERVIEW

- Cass is an information services company that processes freight and facility payments for a number of the largest global companies
- The information systems business has a 70-year legacy
- As a result of its $90B of payments, Cass generates $1B+ of average non-interest bearing float
- Cass continues to operate a strong and profitable commercial bank founded in 1906

Market. Cap. $610M	Assets $2.5B	YTD ROE 14.4%
TTM NI $30.1M	YTD % Fees/ Rev. 66.1%	% NIB Funding 72.1%

Cass Information Systems, Inc.

INFORMATION SYSTEMS / PAYMENTS

- Transportation information systems provides freight invoice audit and payment services in the contract market
- Facilities expense management provides payments for the energy, telecom, and waste services
- CassPay provides complex treasury management and payment services for fintech and other payment companies

$90B Annual payments volume	50M Annual invoice volume	$130M TTM fee revenue	$1.1B YTD average float

COMMERCIAL BANK

- Commercial bank operates in three primary niches
  - St. Louis C&I market
  - Faith based organizations across the U.S.
  - McDonalds' franchisees
- Strong track record of asset quality

$1.0B Loans	$1.1B Deposits	1.50% YTD cost of deposits	$0 Charge-offs

www.cassinfo.com / © 2023 Cass Information Systems 5

Note: Balance sheet metrics as of December 31, 2023. Income statement metrics are through period ended December 31, 2023 as indicated.

6www.cassinfo.com / © 2023 Cass Information Systems FINANCIAL PERFORMANCE

Q4 2023 FINANCIAL HIGHLIGHTS 7www.cassinfo.com / © 2023 Cass Information Systems $9.29M $8.41M Q4 '22 Q4 '23 $0.67 $0.61 Q4 '22 Q4 '23 18.96% 16.05% Q4 '22 Q4 '23 NET INCOME DILUTED EPS RETURN ON EQUITY + Net income of $8.4 million + Diluted EPS of $0.61 + Return on average equity of 16.06% + Quarterly revenue of $50.7 million + Expanding net interest margin + Exceptional credit quality + Continued progress on technology initiatives + Increase in facility expense transaction volumes of 9.7% + Repurchased 13,964 shares of stock $48.9M $50.7M Q4 '22 Q4 '23 FACILITY TRANSACTION VOLUME TOTAL REVENUES 3.15% 3.30% Q4 '22 Q4 '23 NET INTEREST MARGIN 3.20M 3.51M Q4 '22 Q4 '23

QUARTERLY FINANCIAL PERFORMANCE 8www.cassinfo.com / © 2023 Cass Information Systems $48.9M $49.3M $48.2M $49.2M $50.7M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $9.29M $7.12M $7.14M $7.39M $8.41M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 18.96% 13.76% 13.37% 13.80% 16.05% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $0.67 $0.51 $0.52 $0.54 $0.61 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 TOTAL REVENUE NET INCOME RETURN ON EQUITY DILUTED EPS + Revenue improved in 4Q2023 as compared to 3Q2023 as result of a higher level of interest-earning assets, net interest margin and processing fees in addition to a release of credit losses related to a decline in loans outstanding + Net income, ROE and EPS levels improved due to revenue growth exceeding relatively nominal expense growth during the quarter

9www.cassinfo.com / © 2023 Cass Information Systems REVENUE & EXPENSES

FINANCIAL FEES 10www.cassinfo.com / © 2023 Cass Information Systems + Despite a decline in transportation dollar volumes, which led to a lower average balance of payments in advance of funding, and changes in the manner certain vendors receive payments, financial fees increased slightly compared to the same period last year due to the increase in short-term interest rates + Transportation dollar volumes declined due to lower fuel costs and overall freight rates $10.9B $10.3B $9.7B $9.3B $9.0B Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $4.81B $5.31B $4.58B $5.10B $4.85B Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $262.6M $240.9M $254.9M $234.7M $209.4M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $11.4M $11.3M $11.7M $11.6M $11.5M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 FINANCIAL FEES

PROCESSING FEES 11www.cassinfo.com / © 2023 Cass Information Systems + The change quarter to quarter is generally correlated to transportation and facility invoice volumes. + Processing fees increased as compared to 4Q 2022 due to an increase in ancillary fees and facility invoice volumes. The Company has experienced recent success in winning facility clients with high transaction volumes. + Transportation invoice volumes declined due to the on-going freight recession. 9.17M 9.10M 9.19M 8.93M 8.73M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 3.20M 3.47M 3.47M 3.42M 3.51M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $19.3M $19.5M $19.4M $19.9M $20.7M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES

NET INTEREST INCOME 12www.cassinfo.com / © 2023 Cass Information Systems + The increase in short-term interest rates has had a positive impact on net interest margin, jumping from 3.15% during 4Q 2022 up to 3.30% in 4Q 2023. + Average interest-earning assets have declined as compared to the fourth quarter of 2022 as a result of a decrease in payment float generated from transportation clients due to a decline in freight rates and a decrease in deposit balances generated from Bank clients. $17.3M $16.9M $16.0M $16.5M $17.0M Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 $2.23B $2.16B $2.01B $2.06B $2.08B Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 3.15% 3.23% 3.25% 3.24% 3.30% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN

OPERATING EXPENSE 13www.cassinfo.com / © 2023 Cass Information Systems + Salaries and commissions as well as other benefits have increased due to average FTEs being up 10.8% as compared to 4Q 2022, primarily due to technology initiatives. + Despite the pension plan being frozen resulting in no service cost, expense is up due to the accounting impact of the decline in plan assets during 2022. + Other operating expenses are also elevated as Cass invests in, and transitions to, improved technology which Cass anticipates will result in improved operating leverage in future quarters. Expense 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Salaries and commissions 23.0 22.6 23.6 23.4 23.9 Share-based compensation 2.3 2.0 0.9 0.9 0.3 Net periodic pension (benefit) cost (0.6) 0.1 0.1 0.1 0.5 Other benefits 4.0 5.3 4.8 5.2 4.9 Total personnel expense 28.7 30.0 29.4 29.6 29.6 Occupancy expense 0.9 0.9 0.9 0.9 0.9 Equipment expense 1.7 1.7 1.7 1.8 2.0 Other expense 6.5 7.8 7.3 7.8 7.9 Total operating expense 37.8 40.4 39.3 40.1 40.4 ($$ in millions)

14www.cassinfo.com / © 2023 Cass Information Systems BALANCE SHEET

LOANS 15www.cassinfo.com / © 2023 Cass Information Systems + Cass has opted to be more selective in booking new loans as a result of the decline in deposits during the first half of 2023, focusing solely on new client relationships. + Cass has not incurred a loan charge-off since 2015 Portfolio Composition 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 Franchise 223.3 223.7 224.6 221.8 214.7 Faith-Based 395.3 386.2 386.1 385.4 389.2 Leases 160.7 145.0 134.2 127.7 121.3 Other C&I 177.6 180.2 175.3 167.9 162.6 Other CRE 126.0 135.3 135.6 136.8 126.6 Ending Loans 1,082.9 1,070.4 1,055.8 1,039.6 1,014.3 Loan Yield 4.37% 4.61% 4.82% 4.88% 4.95% ACL/Loans 1.25% 1.24% 1.25% 1.28% 1.29% Net Charge-Offs — — — — — Non-Performing Loans/Loans 0.11% — — — — Franchise 21% Faith-Based 39% Leases 12% Commercial and Industrial 15% Commercial Real Estate 13% PORTFOLIO COMPOSITION 12/31/23 ($$ in millions)

INVESTMENT PORTFOLIO COMPOSITION 16www.cassinfo.com / © 2023 Cass Information Systems + All investment securities are classified as available-for-sale. The overall weighted-average repricing term is 3.7 years and the average yield for 4Q2023 was 2.63%. The portfolio had unrealized losses of $57.8 million at December 31, 2023 resulting in a total fair value for the portfolio of $627.1 million. + All of the $109.8 million of U.S. Treasury bonds mature by July 31, 2024. + The asset-backed securities are backed by student loans in the FFELP program with a minimum 97% guaranty by the U.S. Department of Education. Theses securities have long maturities but are floating rate assets. + Of the total $111.1 million portfolio of high-quality corporate bonds, $57.0 million are floating rate. + The mortgage-backed securities portfolio has an estimated average life of 4.9 years. + 99% of the municipal securities are an investment grade of “A” or higher. PORTFOLIO COMPOSITION (BOOK VALUE) State and Political $235.3M MBS $188.3M US Treasuries $109.8M Corporate Bonds $111.1M Asset-Backed $40.4M

FUNDING 17www.cassinfo.com / © 2023 Cass Information Systems + For 4Q 2023, 72.7% of average funding was non-interest bearing, a strategic advantage in current rate environment. + The Company experienced deposit attrition during 2023 as larger commercial clients moved their funds to higher interest rate alternatives outside of the banking system. Average deposits have stabilized since the second quarter of 2023. + Payment float has declined from 4Q2022 due to lower fuel costs and overall freight rates but was up compared to 3Q2023. AVERAGE DEPOSITS AND ACCOUNTS & DRAFT PAYABLE FUNDING COMPOSITION $1.6B IN NON- INTEREST FUNDING $1.16B $1.10B $1.05B $1.07B $1.11B $1.18B $1.14B $1.06B $1.07B $1.06B Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 AVERAGE DEPOSITS AVERAGE ACCOUNTS & DRAFTS PAYABLE $2.34B $2.24B $2.11B $2.17B$2.14B Int-DDA, MM, Savings $539.7M Non-Interest $524.4M Accts & Drafts Payable $1,071.4M Time Deposits $76.7M

KEY FUNDING POINTS 18www.cassinfo.com / © 2023 Cass Information Systems + Accounts and drafts payable represents float generated by our payments businesses and have proven a very stable source of funding over a long period of time. + Deposits are generated from core Bank and CassPay clients. These deposits almost entirely consist of operating accounts from core faith-based and other C&I clients as well as CassPay clients where the Company generates float. + The cost of deposits for the fourth quarter of 2023 was 1.76%. + The Bank participates in the CDARS and ICS programs offered by Promontory Interfinancial Network, LLC, enabling FDIC insurance up to $100 million on money market accounts and $50 million on certificates of deposit. + There are no brokered deposits or wholesale borrowings. + The Bank has a $228 million secured line of credit with the FHLB collateralized by commercial mortgage loans. + The Company has $250.0 million of unused lines of credit collateralized by investment securities.

CAPITAL 19www.cassinfo.com / © 2023 Cass Information Systems + Repurchased 13,964 shares of Company stock during 4Q2023 + Maintain excess capital to support organic balance sheet growth and opportunistic acquisitions + Quarterly dividend of $0.30 per share and Cass has continuously paid regularly scheduled cash dividends since 1934 Tier 1 leverage ratio at 12/31/23 10.71% Common equity tier 1 risk- based ratio at 12/31/23 14.73% Tier 1 risk-based ratio at 12/31/23 14.73% Total risk-based ratio at 12/31/23 15.49%

LEADERSHIP AND SHAREHOLDER INFORMATION 20www.cassinfo.com / © 2023 Cass Information Systems

BOARD OF DIRECTORS 21 Eric H. Brunngraber Executive Chairman Ralph W. Clermont Retired Managing Partner, KPMG LLP, Saint Louis, Missouri Robert A. Ebel Retired Chief Executive Officer, Universal Printing Company Wendy J. Henry Retired Managing Partner, BKD, LLP James J. Lindemann Retired Executive Vice President, Emerson Sally H. Roth Retired Area President — Upper Midwest, Regions Bank Joseph D. Rupp Lead Director and Retired Chairman, President, and Chief Executive Officer, Olin Corporation Randall L. Schilling Chief Executive Officer, OPO Startups, LLC Franklin D. Wicks, Jr., Ph.D. Retired Executive Vice President and President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company www.cassinfo.com / © 2023 Cass Information Systems Ann W. Marr Retired Executive Vice President of Global Human Resources, World Wide Technology Martin H. Resch President and Chief Executive Officer

LEADERSHIP COUNCIL

Cory J. Bricker
Vice President - CassPay

Mark A. Campbell
Senior Vice President

James M. Cavellier
Executive Vice President and Chief Information Officer

Dwight D. Erdbruegger
President, Cass Commercial Bank

Carl N. Friedholm
Vice President and General Manager - Telecom Expense Management

Nicole M. Jennings
Vice President - Internal Audit and Risk Management

Teresa D. Meares
Vice President and General Manager - Waste Expense Management

Ross M. Miller
Vice President and General Manager - TouchPoint

Sean M. Mullins
Vice President - Infrastructure, Security, and Risk

Michael J. Normile
Executive Vice President and Chief Financial Officer

Christi A. Reiter
Vice President - Human Resources

Martin H. Resch
President and Chief Executive Officer

Jeanne M. Scannell
Chief Credit Officer - Cass Commercial Bank

Matthew S. Schuckman
Executive Vice President, General Counsel, and Corporate Secretary

Anthony G. Urban
Executive Vice President - Transportation Information Services

Todd J. Wills
Senior Vice President and General Manager - Utility Expense Management

Cass Information Systems, Inc.
www.cassinfo.com / © 2023 Cass Information Systems
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SHAREHOLDER INFORMATION 23www.cassinfo.com / © 2023 Cass Information Systems CORPORATE HEADQUARTERS Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 www.cassinfo.com INVESTOR RELATIONS ir@cassinfo.com COMMON STOCK The company’s common stock trades on the NASDAQ stock market under the symbol CASS. INDEPENDENT AUDITORS KPMG LLP 10 South Broadway, Suite 900 Saint Louis, Missouri 63102 TRANSFER AGENT Shareholder correspondence should be mailed to: Computershare P.O. Box 43006 Providence, RI 02940-3006 Overnight correspondence should be mailed to: Computershare 150 Royall St, Suite 101 Canton, MA 02021 SHAREHOLDER WEBSITE www.computershare.com/investor SHAREHOLDER ONLINE INQUIRIES www-us.computershare.com /investor/Contact TOLL-FREE PHONE 866.323.8170

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